UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Nationwide Financial Services, Inc.

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FOR IMMEDIATE RELEASE

August 6, 2008

Investor Contact:

Mark Barnett    614-249-8437

barnetj5@nationwide.com

NFS Media Contact:

Jeff Botti    614-249-6339

bottij@nationwide.com

Nationwide Mutual Media Contact:

Joe Case    614-249-6353

casej6@nationwide.com

Nationwide Mutual Insurance Company and

Nationwide Financial Services, Inc. Reach Agreement

to Combine in $2.4 Billion Transaction

Will Create “One Nationwide,”

with Increased Emphasis on Customer Needs

Columbus, Ohio (August 6, 2008) – Nationwide Mutual Insurance Company (“Nationwide”) and Nationwide Financial Services, Inc. (“NFS”) (NYSE: NFS) today announced that they have entered into a definitive agreement for Nationwide to acquire all of the outstanding publicly held Class A common stock of NFS for $52.25 per share in cash.

Nationwide currently owns all of the outstanding NFS Class B common stock, which represents 66.3% of the equity ownership and 95.2% of the combined voting power of the shareholders of NFS. The transaction is valued at approximately $2.4 billion and is expected to close by the end of 2008 or early in 2009, subject to shareholder and regulatory approval. While the transaction is subject to the vote of the holders of a majority of the outstanding shares of Class A and Class B common stock of NFS, Nationwide and certain of its affiliates have agreed to vote all of their NFS shares in favor of the transaction, assuring that shareholder approval will be obtained. Upon completion of the transaction, NFS will become a wholly-owned subsidiary of Nationwide.

The $52.25 per share offer represents a premium of approximately 38% over the closing price of NFS stock of $37.93 on March 7, 2008, the last trading day prior to disclosure of Nationwide's original proposal to acquire all outstanding publicly held Class A common stock of NFS, and an increase of approximately 11% over Nationwide's original proposal of $47.20 per share.

“Combining the organizations will allow the Nationwide brand to set itself apart from the competition by aligning our entire product and service portfolio around the customer,” said Nationwide chief executive officer Jerry Jurgensen. “A simpler ownership structure will open new opportunities for stronger top-line growth by attracting new customers as well as retaining current customers with a broad and integrated product offering. It will also facilitate more effective deployment of capital across the enterprise, putting more assets to work where they can deliver the best value for customers.”

Investments Retirement Insurance	nationwide.com	One Nationwide Plaza Columbus, OH 43215-2220

“While NFS’ current structure has served us well over the past decade, our ability to grow and meet the needs of our customers over the next decade and beyond will benefit from a simpler and more customer-centric business model,” said Mark Thresher, president and chief operating officer of NFS. “We believe that this transaction will create great benefits for our customers, business partners and associates, under terms that provide fair value for the public shares. In light of the difficult economic and capital markets environment, we were particularly pleased that the price represents an attractive premium to Nationwide’s original proposal.”

NFS Special Committee

On March 10, 2008, NFS disclosed that it had received a proposal from Nationwide to acquire all outstanding publicly held shares of NFS Class A common stock for $47.20 per share in cash. NFS’ board of directors formed a special committee of independent directors not affiliated with Nationwide to evaluate the proposal.

The transaction was recommended by the special committee and approved by NFS’ board of directors.

Financial and Legal Advisors

Nationwide’s financial advisors on the transaction are UBS Investment Bank and Goldman Sachs and its legal counsel is Jones Day. Legal counsel for NFS is Dewey & LeBoeuf LLP. Lazard is acting as financial advisor to the special committee of the NFS board and Sidley Austin LLP is acting as the special committee’s legal counsel.

Conference Call and Webcast Information

NFS will host a conference call on Thursday, August 7, 2008 at 8:30 a.m. EDT to discuss the transaction, as well as NFS’ second quarter financial results, also released today. The dial-in number is 412-858-4600 and the conference ID is NFS 2Q Earnings Call. The call can also be accessed via webcast in the Investor Relations area of the Company’s web site at www.nationwide.com. A replay of the conference call will be available beginning at noon on Thursday, August 7 by dialing 412-317-0088. The passcode for the replay is 421065.

About Nationwide®

Nationwide, based in Columbus, Ohio, is one of the largest diversified insurance and financial services organizations in the world, with more than $161 billion in assets. Nationwide ranks #108 on the Fortune 500 list.1 The company provides a full range of insurance and financial services, including auto, motorcycle, boat, homeowners, life, commercial insurance,

[1]	Fortune Magazine, April 2008

Investments Retirement Insurance	nationwide.com	One Nationwide Plaza Columbus, OH 43215-2220

administrative services, annuities, mortgages, mutual funds, pensions, long-term savings plans and health and productivity services. For more information, visit www.nationwide.com.

About Nationwide Financial®

Nationwide Financial Services, Inc. (NYSE: NFS), a publicly traded company based in Columbus, Ohio, provides a variety of financial services that help consumers invest2 and protect their long-term assets, and offers retirement plans and services through both public- and private-sector employers.

It’s part of the Nationwide group of companies, which offers diversified insurance and financial services. To obtain investor materials, including the Company's 2007 Annual Report to Shareholders, 2007 Annual Report on Form 10-K, quarterly statistical supplements and other corporate announcements, please visit the investor relations section of the Company's Web site at www.nationwide.com.

Nationwide, Nationwide Financial, the Nationwide Framemark and On Your Side are federally registered service marks of Nationwide Mutual Insurance Company.

FORWARD-LOOKING STATEMENTS

Certain statements in this report regarding the proposed Merger constitute “forward–looking statements” under the federal securities laws.

These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among other, the following possibilities: (i) the possibility that the Merger will not close or that the closing will be delayed; (ii) NFS’ primary reliance, as a holding company, on dividends from its subsidiaries to meet debt service obligations and the applicable regulatory restrictions on the ability of the NFS’ subsidiaries to pay such dividends; (iii) the potential impact on the NFS’ reported net income and related disclosures that could result from the adoption of certain accounting and/or financial reporting standards issued by the Financial Accounting Standards Board, the United States Securities and Exchange Commission (the “SEC”) or other standard-setting bodies; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) repeal of the federal estate tax; (vi) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves and other financial viability requirements, restrictions on mutual fund distribution payment arrangements such as revenue sharing and 12b-1 payments, and regulation changes resulting from industry practice investigations; (viii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (ix) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (x) changes in interest rates and the equity markets causing a reduction of investment income and/or asset fees, an acceleration of the amortization of DAC and/or value of business acquired, reduction in separate account assets or a reduction in the demand for NFS’ products; (xi) reduction in the value of NFS’ investment portfolio as a result of changes in interest rates and yields in the market as well as geopolitical conditions and the impact of political, regulatory, judicial, economic or financial events, including terrorism, affecting the market generally and companies in NFS’ investment portfolio specifically; (xii) general economic and business conditions that are less favorable than expected; (xiii) competitive, regulatory or tax changes that affect the cost of, or demand for, NFS’ products; (xiv) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; (xv) settlement of tax liabilities for amounts that differ significantly from those recorded on the balance sheet; (xvi) deviations from assumptions regarding future persistency, mortality (including as a result of the outbreak of a pandemic illness, such as Avian Flu), morbidity and interest rates used in calculating reserve amounts and in pricing NFS’ products; (xvii) adverse litigation results and/or resolution of litigation and/or arbitration, investigation and/or inquiry results that could result in monetary damages or impact the manner in which NFS conducts its operations; and (xviii) adverse consequences, including financial and reputation costs, regulatory problems and potential loss of customers resulting from failure to meet privacy regulations and/or protect NFS’ customers’ confidential information.

Investments Retirement Insurance	nationwide.com	One Nationwide Plaza Columbus, OH 43215-2220

political, regulatory, judicial, economic or financial events, including terrorism, affecting the market generally and companies in NFS’ investment portfolio specifically; (xi) general economic and business conditions that are less favorable than expected; (xii) competitive, regulatory or tax changes that affect the cost of, or demand for, NFS’ products; (xiii) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; (xiv) settlement of tax liabilities for amounts that differ significantly from those recorded on the balance sheet; (xv) deviations from assumptions regarding future persistency, mortality (including as a result of the outbreak of a pandemic illness, such as Avian Flu), morbidity and interest rates used in calculating reserve amounts and in pricing NFS’ products; (xvi) adverse litigation results and/or resolution of litigation and/or arbitration, investigation and/or inquiry results that could result in monetary damages or impact the manner in which NFS conducts its operations; and (xvii) adverse consequences, including financial and reputation costs, regulatory problems and potential loss of customers resulting from failure to meet privacy regulations and/or protect NFS’ customers’ confidential information.

ADDITIONAL INFORMATION

In connection with the proposed transaction, NFS will file a proxy statement with the SEC. Before making any voting or investment decision, investors and security holders of NFS are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of NFS in connection with the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by NFS at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from NFS by directing such request to Mark Barnett - Vice President, Investor Relations, Nationwide Financial Services, Inc., One Nationwide Plaza, Columbus, Ohio, 43215.

PARTICIPANTS IN THE SOLICITATION

NFS, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from NFS’ stockholders in connection with the transaction. Information about the interests of participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.

Investments Retirement Insurance	nationwide.com	One Nationwide Plaza Columbus, OH 43215-2220

Frequently Asked Questions

1.	What is the strategic rationale for this transaction?

This is a key step in our becoming “One Nationwide” with one set of priorities and strategies. It will allow us to set ourselves apart from the competition by aligning our entire product and service portfolio around the customer. We will be able to use our collective talents and resources in unique ways to create a truly superior customer experience.

We’re making this significant investment because we are optimistic about the long-term potential of NF’s business mix and the value it will bring to a combined enterprise, We believe a simpler ownership structure will open new opportunities for growth – attracting new customers as well as retaining current customers by finding innovative ways to create packaged solutions and deliver a broad and integrated product offering. The combined companies can deliver a differentiated On Your Side experience for our customers, with these expected benefits:

•	Complete goal alignment around our customers

•	Enhanced ability to meet the unique needs of our combined customers

•	A more diverse range of opportunities for associates as part of a more unified organization

•	Opportunities for stronger top-line growth for financial services by better leveraging our large Property & Casualty customer base

•	Common executional goals, priorities, and performance metrics across the entire enterprise – enhancing productivity

•	Facilitating the flow of capital across the enterprise, and putting more assets to work where they can deliver the best value for our customers

2.	What do you mean by “a more diverse range of opportunities” for associates?

As a more unified organization focused on common goals and priorities based on common sets of customers, we envision valuable opportunities for associates to grow and develop through their involvement in teams and initiatives that expose them to new markets, new business concepts, new customers, and new thinking.

3.	How will Nationwide Financial be structured from a legal standpoint?

Upon completion of the transaction, which is subject to approval by Nationwide Financial shareholders and regulatory authorities, Nationwide Financial would become a wholly owned subsidiary of Nationwide and a private company.

4.	What will happen to the Nationwide Financial leadership team?

Mark Thresher will continue to lead Nationwide Financial and his leadership team will remain in place.

5.	What does it mean to me? What will be the overall organizational changes involved with this transaction? How will this transaction affect employees at each location? Will all job functions be centralized? Will any jobs be affected? If so, where and when?

The short answer is we don’t know yet exactly how we will most effectively and efficiently organize as “One Nationwide.” This is day one of a major announcement, and we have a lot of work ahead of us to figure it out. We do know we pursued this change primarily to help us grow, not simply to become more efficient. We also know this is an important step in the right direction to become more customer-centric.

6.	What will happen to any options or stock I own in Nationwide Financial?

Many of you are invested in Nationwide Financial through a variety of mechanisms, such as stock ownership, stock options, or investments in deferred compensation arrangements. If so, you will receive information related to these investments between now and the close of the transaction.

7.	Does this change our business strategy?

Independent of this transaction, all of Nationwide has been involved in changing our strategy and looking at ways to shift from being product-centric to becoming more customer-centric. For now, keep doing your job, keep focusing on the work that needs to be done and the customers we need to serve. Those aspects haven’t changed in the least; we need to keep business running as usual.

8.	Will the Nationwide Financial name change?

There are no plans to change the name.

9.	What happens next? When will the deal close?

We expect the transaction to close late in the 4th quarter of 2008 or early 2009. Since Nationwide Financial is a publicly traded company, there are specific rules we need to follow for legal and regulatory reasons. In many respects, these rules keep the companies separate until the deal closes, even though we will be working internally on all the details involved in bringing the two companies together.

10.	What should we tell our customers? Have they been contacted already? How does this impact the way we work with them?

Both companies will begin notifying their respective customers to let them know about the transaction. We’ll be doing the same with our agents and strategic partners, as well as the media. We want the entire marketplace to know about this important development. The message to all of them is the same as to you – this is an exciting and positive development that will create a stronger and more unified Nationwide enterprise.

11.	What happens if I get a call from the press?

Please direct any calls from the press to the Media Relations Hotline at 614-249-6349.

12.	How will I hear about decisions as they are being made? What if I have questions in the meantime?

We’re committed to providing regular updates. If you have specific questions, please direct them to the CORPCOMM Lotus Notes ID.

FORWARD-LOOKING STATEMENTS

Certain statements in this report regarding the proposed Merger constitute “forward-looking statements” under the federal securities laws.

These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among other, the following possibilities: (i) the possibility that the Merger will not close or that the closing will be delayed; (ii) NFS’ primary reliance, as a holding company, on dividends from its subsidiaries to meet debt service obligations and the applicable regulatory restrictions on the ability of the NFS’ subsidiaries to pay such dividends; (iii) the potential impact on the NFS’ reported net income and related disclosures that could result from the adoption of certain accounting and/or financial reporting standards issued by the Financial Accounting Standards Board, the United States Securities and Exchange Commission (the “SEC”) or other standard-setting bodies; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) repeal of the federal estate tax; (vi) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves and other financial viability requirements, restrictions on mutual fund distribution payment arrangements such as revenue sharing and 12b-1 payments, and regulation changes resulting from industry practice investigations; (viii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (ix) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (x) changes in interest rates and the equity markets causing a reduction of investment income and/or asset fees, an acceleration of the amortization of DAC and/or value of business acquired, reduction in separate account assets or a reduction in the demand for NFS’ products; (xi) reduction in the value of NFS’ investment portfolio as a result of changes in interest rates and yields in the market as well as geopolitical conditions and the impact of political, regulatory, judicial, economic or financial events, including terrorism, affecting the market generally and companies in NFS’ investment portfolio specifically; (xii) general economic and business conditions that are less favorable than expected; (xiii) competitive, regulatory or tax changes that affect the cost of, or demand for, NFS’ products; (xiv) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; (xv) settlement of tax liabilities for amounts that differ significantly from those recorded on the balance sheet; (xvi) deviations from assumptions regarding future persistency, mortality (including as a result of the outbreak of a pandemic illness, such as Avian Flu), morbidity and interest rates used in calculating reserve amounts and in pricing NFS’ products; (xvii) adverse litigation results and/or resolution of litigation and/or arbitration, investigation and/or inquiry results that could result in monetary damages or impact the manner in which NFS conducts its operations; and (xviii) adverse consequences, including financial and reputation costs, regulatory problems and potential loss of customers resulting from failure to meet privacy regulations and/or protect NFS’ customers’ confidential information.

ADDITIONAL INFORMATION

In connection with the proposed transaction, NFS will file a proxy statement with the SEC. Before making any voting or investment decision, investors and security holders of NFS are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of NFS in connection with the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by NFS at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from NFS by directing such request to Mark Barnett – Vice President, Investor Relations, Nationwide Financial Services, Inc., One Nationwide Plaza, Columbus, Ohio, 43215.

PARTICIPANTS IN THE SOLICITATION

NFS, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from NFS’ stockholders in connection with the transaction. Information about the interests of participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.

Transcript of Video Message to Nationwide Financial Associates from Mark Thresher

I am pleased to share some very exciting news with you. A few minutes ago, we announced that Nationwide Mutual and Nationwide Financial Services have entered into a definitive agreement for Nationwide Mutual to acquire all of the outstanding publicly held Class A common stock of NFS for $52.25 per share, in cash.

As you probably recall, in March the NFS Board of Directors appointed a special committee of the Board comprised of independent directors to review and evaluate the offer made by Nationwide Mutual. After careful consideration, negotiation and deliberations, the special committee recommended the merger of the two companies, which was then approved by the NFS Board.

This is good news for all of us. Upon closing, the combined organization will be able to create a stronger, more unified Nationwide, positioned to set itself apart from the competition by aligning its entire product and service portfolio around the customer.

Many of you have already expressed to me your excitement about the potential opportunities that having one combined company provides for associates across the enterprise.

This simplified ownership structure will enable us to more effectively deploy capital where we can deliver the most value to our customers and open new opportunities for stronger top-line growth in our financial services line by better leveraging our large property and casualty customer base.

We anticipate the transaction will close late in the fourth quarter of 2008 or early in 2009. In the months ahead, our shareholders must approve the transaction before the merger is closed. We will also be working with several governmental agencies to move the transaction along.

Right now – we need to stay focused on executing the NFS business plans and strategies. There is much we don’t know right now and I understand many of you may have questions about how this transaction will affect you going forward.

You have my commitment to keep you fully informed of developments as they occur, so that you have all the information you need to do your job.

You will have the opportunity to discuss this transaction in upcoming Exchanges and I encourage you to share your questions. If you have questions in the meantime, please do not hesitate to ask your leaders or send them through Lotus Notes to “Corpcomm.”

It is essential that we keep driving toward achieving our business goals during this critical period. Your role in our continued success has never been more important than today.

I ask that you continue focusing – as you always do – on the day-to-day tasks at hand and to continue to deliver the high-quality products and services that our investment professionals and customers expect from NFS.

I hope you share my excitement about the future potential and power of our combination and the expanded range of opportunities available to you as part of a stronger, more unified organization.

Thank you for all you do every day for Nationwide.

FORWARD-LOOKING STATEMENTS

Certain statements in this report regarding the proposed Merger constitute “forward-looking statements” under the federal securities laws.

These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among other, the following possibilities: (i) the possibility that the Merger will not close or that the closing will be delayed; (ii) NFS’ primary reliance, as a holding company, on dividends from its subsidiaries to meet debt service obligations and the applicable regulatory restrictions on the ability of the NFS’ subsidiaries to pay such dividends; (iii) the potential impact on the NFS’ reported net income and related disclosures that could result from the adoption of certain accounting and/or financial reporting standards issued by the Financial Accounting Standards Board, the United States Securities and Exchange Commission (the “SEC”) or other standard-setting bodies; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) repeal of the federal estate tax; (vi) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves and other financial viability requirements, restrictions on mutual fund distribution payment arrangements such as revenue sharing and 12b-1 payments, and regulation changes resulting from industry practice investigations; (viii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (ix) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (x) changes in interest rates and the equity markets causing a reduction of investment income and/or asset fees, an acceleration of the amortization of DAC and/or value of business acquired, reduction in separate account assets or a reduction in the demand for NFS’ products; (xi) reduction in the value of NFS’ investment portfolio as a result of changes in interest rates and yields in the market as well as geopolitical conditions and the impact of political, regulatory, judicial, economic or financial events, including terrorism, affecting the market generally and companies in NFS’ investment portfolio specifically; (xii) general economic and business conditions that are less favorable than expected; (xiii) competitive, regulatory or tax changes that affect the cost of, or demand for, NFS’ products; (xiv) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; (xv) settlement of tax liabilities for amounts that differ significantly from those recorded on the balance sheet; (xvi) deviations from assumptions regarding future persistency, mortality (including as a result of the outbreak of a pandemic illness, such as Avian Flu), morbidity and interest rates used in calculating reserve amounts and in pricing NFS’ products; (xvii) adverse litigation results and/or resolution of litigation and/or arbitration, investigation and/or inquiry results that could result in monetary damages or impact the manner in which NFS conducts its operations; and (xviii) adverse consequences, including financial and reputation costs, regulatory problems and potential loss of customers resulting from failure to meet privacy regulations and/or protect NFS’ customers’ confidential information.

ADDITIONAL INFORMATION

In connection with the proposed transaction, NFS will file a proxy statement with the SEC. Before making any voting or investment decision, investors and security holders of NFS are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of NFS in connection with the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by NFS at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from NFS by directing such request to Mark Barnett – Vice President, Investor Relations, Nationwide Financial Services, Inc., One Nationwide Plaza, Columbus, Ohio, 43215.

PARTICIPANTS IN THE SOLICITATION

NFS, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from NFS’ stockholders in connection with the transaction. Information about the interests of participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.

TO:	Executives with NFS Options

FROM:	Bob Puccio, SVP, Associate Services
Kim Geyer, SVP, NF Human Resources

As you know, today we announced that NFS and Nationwide have entered into a definitive agreement for Nationwide to acquire all of the outstanding publicly held Class A common stock of NFS for $52.25 per share in cash.

In light of this announcement, we imagine that many option holders will have questions about how NFS stock options will be treated. Under the terms of the agreement, all options were valued at the price of $52.25 per share and all outstanding options will be 100% vested as of the closing date of the transaction, which we expect to occur by the end of 2008 or early in 2009. Upon closing, holders of options with a strike price below $52.25 will receive the difference between $52.25 and the strike price in cash, less applicable withholding taxes. Options with a strike price above $52.25 will have no cash value.

For example, options granted under the February 2006 option grant with a strike price of $42.65 and a three year vesting period would all vest on the closing date, and the option holder would receive $9.60 per share shortly after the closing date, less applicable withholding taxes.

While certain options received in 2007 will have no cash value, the $52.25 price represents a 38% all-cash premium over our share price of $37.93 on the last trading day prior to our public announcement that Nationwide had made a proposal to acquire NFS. Given the extremely volatile equity markets – particularly for financial services stocks – we believe this premium offers an attractive value proposition for all holders with “in the money”1 options.

Please note that until the closing of the transaction, the vesting dates, expiration dates and other terms of your options remain as stated in your award agreement. If your options expire prior to the expected closing date (and you do not exercise those options), you will not receive the option value described above. You may exercise those options prior to the expiration date if you choose, and the value of your option will be determined based on the closing price of NFS common stock on the exercise date. Options that are exercised for shares of NFS common stock will be exchanged on the closing date for $52.25 per share, if you continue to hold those shares through the closing date.

Subject to our regular trading windows, between now and the closing of the transaction, assuming you are (a) not in possession of material non-public information and you are (b) not a Section 16 insider or working on the transaction, you are not prohibited from exercising your options. We are not advising you to trade or not trade, only indicating that you may if you wish.

Please keep in mind, however, that all Nationwide associates are subject to the Nationwide Insider Trading Policy.According to the policy, you may not trade NFS stock while in possession of material non-public information. The policy also prohibits “tipping,” which involves divulging material non-public information to anyone else. If

[1]

The reference to “in the money” is linkable to the following definition: “Any stock option contract that can be exercised in order to buy its underlying stock for lower than the prevailing market price or to sell its underlying stock for higher than the prevailing market price is said to be “in the money.” In this instance, any option contract with a strike price below $52.25 is “in the money.””

you are unsure whether you have material non-public information, please call Denise Skingle or Carrie Ann Hall in the Office of General Counsel prior to trading.

We will not be able to answer every question you have today, but we are committed to providing you with accurate information in a timely manner, and you can expect to receive additional updates about the timing and mechanics of the process prior to the closing. In the meantime, if you have any stock option-related questions, please direct them to Elizabeth Owens, Corporate Compensation, at 614-249-3544. For questions regarding how this transaction will impact you from a tax perspective, we encourage you to contact your personal tax advisor.

ADDITIONAL INFORMATION

In connection with the proposed transaction, NFS will file a proxy statement with the SEC. Before making any voting or investment decision, investors and security holders of NFS are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of NFS in connection with the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by NFS at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from NFS by directing such request to Mark Barnett – Vice President, Investor Relations, Nationwide Financial Services, Inc., One Nationwide Plaza, Columbus, Ohio, 43215.

PARTICIPANTS IN THE SOLICITATION

NFS, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from NFS’ stockholders in connection with the transaction. Information about the interests of participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.

August 6, 2008

To:	XXXXXXX

From:	XXXXXXXX

RE:	Announcement

I am pleased to share some very exciting news about our company. Earlier today, we announced that Nationwide Financial and Nationwide Mutual have entered into a definitive agreement for Nationwide Mutual to acquire all of the outstanding shares of Nationwide Financial stock that it does not currently own. We believe this transaction will create a stronger and more unified Nationwide by aligning our entire product and service portfolio around the customer. The press release announcing the transaction is attached.

We are confident that the announced transaction will enhance our ability to meet the unique needs of our combined customers through new opportunities for growth in the financial services line and common goals and performance metrics. While the process announced today is underway, we remain focused on and committed to our business and the execution of our business objectives. Maintaining the Company’s performance will ensure the best outcome for all.

For us, it’s business as usual. That means that you can expect the same On Your SideSM service from us that you have always received and we look forward to continuing our partnership with you into the future. We hope the attached release answers any questions you may have, but if questions or concerns arise please don’t hesitate to contact me directly.

Cordially,

[XXXXXXX]

FORWARD-LOOKING STATEMENTS

Certain statements in this report regarding the proposed Merger constitute “forward-looking statements” under the federal securities laws.

These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated or projected, forecast, estimated or budgeted in such forward-looking statements include, among other, the following possibilities: (i) the possibility that the Merger will not close or that the closing will be delayed; (ii) NFS’ primary reliance, as a holding company, on dividends from its subsidiaries to meet debt service obligations and the applicable regulatory restrictions on the ability of the NFS’ subsidiaries to pay such dividends; (iii) the potential impact on the NFS’ reported net income and related disclosures that could result from the adoption of certain accounting and/or financial reporting standards issued by the Financial Accounting Standards Board, the United States Securities and Exchange Commission (the “SEC”) or other standard-setting bodies; (iv) tax law changes impacting the tax treatment of life insurance and investment products; (v) repeal of the federal estate tax; (vi) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the development of new products by new and existing competitors; (vii) adverse state and federal legislation and regulation, including limitations on premium levels, increases in minimum capital and reserves and other financial viability requirements, restrictions on mutual fund distribution payment arrangements such as revenue sharing and 12b-1 payments, and regulation changes resulting from industry practice investigations; (viii) failure to expand distribution channels in order to obtain new customers or failure to retain existing customers; (ix) inability to carry out marketing and sales plans, including, among others, development of new products and/or changes to certain existing products and acceptance of the new and/or revised products in the market; (x) changes in interest rates and the equity markets causing a reduction of investment income and/or asset fees, an acceleration of the amortization of DAC and/or value of business acquired, reduction in separate account assets or a reduction in the demand for NFS’ products; (xi) reduction in the value of NFS’ investment portfolio as a result of changes in interest rates and yields in the market as well as geopolitical conditions and the impact of political, regulatory, judicial, economic or financial events, including terrorism, affecting the market generally and companies in NFS’ investment portfolio specifically; (xii) general economic and business conditions that are less favorable than expected; (xiii) competitive, regulatory or tax changes that affect the cost of, or demand for, NFS’ products; (xiv) unanticipated changes in industry trends and ratings assigned by nationally recognized rating organizations; (xv) settlement of tax liabilities for amounts that differ significantly from those recorded on the balance sheet; (xvi) deviations from assumptions regarding future persistency, mortality (including as a result of the outbreak of a pandemic illness, such as Avian Flu), morbidity and interest rates used in calculating reserve amounts and in pricing NFS’ products; (xvii) adverse litigation results and/or resolution of litigation and/or arbitration, investigation and/or inquiry results that could result in monetary damages or impact the manner in which NFS conducts its operations; and (xviii) adverse consequences, including financial and reputation costs, regulatory problems and potential loss of customers resulting from failure to meet privacy regulations and/or protect NFS’ customers’ confidential information.

ADDITIONAL INFORMATION

In connection with the proposed transaction, NFS will file a proxy statement with the SEC. Before making any voting or investment decision, investors and security holders of NFS are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of NFS in connection with the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by NFS at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from NFS by directing such request to Mark Barnett – Vice President, Investor Relations, Nationwide Financial Services, Inc., One Nationwide Plaza, Columbus, Ohio, 43215.

PARTICIPANTS IN THE SOLICITATION

NFS, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from NFS’ stockholders in connection with the transaction. Information about the interests of participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.

To:	All Nationwide Associates
From:	Jerry Jurgensen
Subject:	Definitive Agreement between Nationwide Mutual and Nationwide Financial

I’m pleased to announce that Nationwide Mutual and Nationwide Financial have entered into a definitive agreement for Nationwide Mutual to acquire all of the outstanding shares of NFS common stock that it doesn’t already own.

This is a key step in our becoming “One Nationwide” with one set of priorities and strategies. It will allow us to set ourselves apart from the competition by aligning our entire product and service portfolio around the customer. We will be able to use our collective talents and resources in unique ways to create a truly superior customer experience.

We’re making this significant investment because we are optimistic about the long-term potential of Nationwide Financial’s business mix and the value it will bring to a combined enterprise. We believe a simpler ownership structure will open new opportunities for growth – attracting new customers as well as retaining current customers by finding innovative ways to create packaged solutions and deliver a broad and integrated product offering.

Together, we can deliver a differentiated On Your Side experience for our customers, with these expected benefits:

•	Complete goal alignment around our customers

•	Enhanced ability to meet the unique needs of our combined customers

•	A more diverse range of opportunities for associates as part of a more unified organization

•	Opportunities for stronger top-line growth for financial services by better leveraging our large property and casualty customer base

•	Common executional goals, priorities, and performance metrics across the entire enterprise – enhancing productivity

•	Facilitating the flow of capital across the enterprise, and putting more assets to work where they can deliver the best value for our customers

I’d like to note that Nationwide Mutual and Nationwide Financial have taken the necessary steps to ensure that the negotiations were conducted on an “arms-length” basis. Specifically, a special committee of the Nationwide Financial board of directors, comprised entirely of independent directors not affiliated with Nationwide Mutual, was created to negotiate the transaction. The members of Nationwide Mutual’s board of directors not affiliated with Nationwide Financial negotiated the agreement. Both groups were advised by independent legal and financial counsel. I believe the resulting terms and conditions of the transaction are fair and equitable to Nationwide Financial and its shareholders, and to Nationwide Mutual and its policyholders.

You can read the press release for more details on the transaction and link to an FAQ document for more general information. If you have any additional questions, please send them to the CORPCOMM Lotus notes ID.

I’m excited about how we are shaping the future success of Nationwide as an enterprise. We are well-positioned and ready – as associates of Nationwide Mutual and Nationwide Financial together – to take our next steps and grow as one great company.

ADDITIONAL INFORMATION

In connection with the proposed transaction, NFS will file a proxy statement with the SEC. Before making any voting or investment decision, investors and security holders of NFS are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the stockholders of NFS in connection with the transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by NFS at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from NFS by directing such request to Mark Barnett—Vice President, Investor Relations, Nationwide Financial Services, Inc., One Nationwide Plaza, Columbus, Ohio, 43215.

PARTICIPANTS IN THE SOLICITATION

NFS, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from NFS’ stockholders in connection with the transaction. Information about the interests of participants in the solicitation will be set forth in the proxy statement relating to the Merger when it becomes available.